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                                                                   Exhibit 10.2

                                PAYMENT GUARANTY

         This PAYMENT GUARANTY ("Guaranty") is made as of July 20, 1998, by UGLY DUCKLING CORPORATION, a Delaware corporation ("Guarantor") for the benefit of ARBCO ASSOCIATES, L.P.; KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, L.P.; OFFENSE GROUP ASSOCIATES, L.P.; OPPORTUNITY ASSOCIATES, LIMITED PARTNERSHIP; and NORTH POINTE FINANCIAL SERVICES, INC. (individually, a "Lender," and collectively, the "Lenders").

                               FACTUAL BACKGROUND

         A. Guarantor is executing this Guaranty to induce each Lender to enter into that certain Loan Agreement dated as of July 20, 1998, by and between Cygnet Financial Corporation, a Delaware corporation ("Obligor"), and the Lenders (the "Loan Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

         B. Under the terms and conditions of the Loan Agreement, Obligor has agreed to repay to the Lenders the Loans as evidenced by the Notes.

                                    GUARANTY

         1. Guaranty of Notes. Guarantor unconditionally guarantees to each Lender the full payment of their respective Note. This is a guaranty of payment, not of collection. If Obligor defaults in the payment when due of the Notes or any part of any Notes, Guarantor shall in lawful money of the United States pay to each Lender or to its order, on demand, all sums due and owing on the applicable Note, including all interest, charges, fees and other sums, costs and expenses.

         2. Rights of Each Lender. Guarantor authorizes each Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to the Guarantor and without affecting Guarantor's obligations under this
Guaranty:

                  (a) Each Lender may alter any terms of any of its respective Note or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, its respective Note or any part of it.

                  (b) Each Lender may take and hold security of the Notes or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

                  (c) Each Lender may direct the order and manner of any sale of all or any part of any security later held for the Notes or this Guaranty, and each Lender may also bid at any such sale.

                  (d) Each Lender may apply any payments or recoveries from Obligor, Guarantor or any other source, and any proceeds of any security, to Obligor's obligations under the Notes in such manner, order and priority as each Lender may elect, whether or not those obligations are guaranteed by this Guaranty or secured at the time of the application.
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                  (e) Each Lender may release Obligor of its liability for any of the Notes or any part of it.

                  (f) Each Lender may substitute, add or release any one or more guarantors or endorsers.

         3. Guaranty to be Absolute. Except as provided in Section 11 below, Guarantor expressly agrees that until the Notes are paid in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

                  (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

                  (b) Any waiver, extension, modification, forbearance, delay or other act or omission of any Lender, or its failure to proceed promptly or otherwise as against Obligor, Guarantor or any security;

                  (c) Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Obligor; or

                  (d) Any dealings occurring at any time between Obligor and each Lender, whether relating to the Notes or otherwise.

Guarantor hereby expressly waives and surrenders any and all defenses to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         4. Guarantor Waivers. Guarantor waives:

                  (a) All statutes of limitations as a defense to any action or proceeding brought against Guarantor by Lenders, to the fullest extent permitted by law;

                  (b) Any right it may have to require Lenders to proceed against Obligor, proceed against or exhaust any security held from Obligor, or pursue any other remedy in each Lender's power to pursue;

                  (c) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Obligor;

                  (d) Any defense based on: (i) any legal disability of Obligor,
         (ii) any release, discharge, modification, impairment or limitation of the liability of Obligor to each Lender from any cause, whether consented to by each Lender or arising by operation of law or from any Bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("Insolvency Proceeding"), and (iii) any rejection or disaffirmance of any Note, or any part of it, or any security held for it, in any such Insolvency Proceeding;


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                  (e) Any defense based on any action taken or omitted by
         Lenders in any insolvency Proceeding involving Obligor, including any election to have Lenders' claim allowed as being secured, partially secured or unsecured, any extension of credit by Lenders to Obligor in any Insolvency Proceeding, and the taking and holding by Lenders of any security for any such extension of credit; and

                  (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by each Lender to Guarantor expressly provided for in Section 1.

         5. Waiver of Subrogation and Other Rights.

                  (a) Upon a default by Obligor on any Note, Lender in its sole discretion, without prior notice to or consent of Guarantor, may elect to: (i) compromise or adjust any Notes or any part of it or make any other accommodation with Obligor or Guarantor, or (ii) exercise any other remedy against Obligor or any security. No such action by Lender shall release or limit the liability of Guarantor, whom shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Obligor for any sums paid to Lender, whether contractual or arising by operation of law or otherwise.

                  (b) Regardless of whether Guarantor may have made any payments to each Lender, Guarantor forever waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Obligor for any sums paid to each Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that each Lender may have against Obligor, and (iii) all rights to participate in any security now or later to be held by Lender for its respective Note.

         6. Revival and Reinstatement. If any Lender is required to pay, return or restore to Obligor or any other person any amounts previously paid on its respective Note because of any Insolvency Proceeding of Obligor, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of each Lender shall continue with regard to such amounts, all as though they had never been paid.

         7. Events of Default. Each Lender may declare Guarantor to be in default under this Guaranty upon the occurrence of any of the following events ("Events of Default"):

                  (a) Guarantor fails to perform any of its obligations under this Guaranty; or

                  (b) Guarantor revokes its Guaranty or its Guaranty becomes ineffective for any reason; or

                  (c) Guarantor becomes insolvent or the subject of any Insolvency Proceeding; or

                  (d) Guarantor dissolves or liquidates; or

                  (e) Any representation or warranty as to Guarantor (UDC) in the Loan Agreement is false in any material respect; or


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                  (f) Guarantor fails to execute and deliver the UDC Warrant
         Agreement or to issue the UDC Warrants pursuant to Section 2.08 of the Loan Agreement.

         8. Authorization; No Violation. Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid and binding obligation of such Guarantor. No provision or obligation of Guarantor contained in this Guaranty violates any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency. No such provision or obligation conflicts with, or constitutes a breach or default under, any agreement to which Guarantor is a party.

         9. Additional and Independent Obligations. Guarantor agrees to perform as required of it pursuant to Section 2.08 of the Loan Agreement for the execution and delivery of the UDC Warrant Agreement and the issuance of the UDC Warrants, which terms of such Section 2.08 are incorporated herein by this reference. Guarantor's obligations under this Guaranty are independent of those of Obligor on the Notes. Lender may bring a separate action, or commence a separate reference or arbitration proceeding against Guarantor without first proceeding against Obligor, any other person or any security that Lender may hold, and without pursuing any other remedy. Lender's rights under this Guaranty shall not be exhausted by any action by Lender until the Notes has been paid in full.

         10. No Waiver; Consents; Cumulative Remedies. Each waiver by Lender must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Lender's delay in exercising or failure to exercise any right or remedy against Obligor, Guarantor or any security. Consent by Lender to any act or omission by Obligor or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Lender's consent to be obtained in any future or other instance. All remedies of Lender against Obligor and Guarantor are cumulative.

         11. Release. Guarantor shall automatically (and without any further action) be unconditionally and forever released from this Guaranty and its obligations hereunder upon the occurrence of the later of (i) the Split-Up, and
(ii) the issuance of the Company Warrants pursuant to Section 2.08 of the Loan Agreement.

         12. Successors and Assigns; Participations. The terms of this Guaranty shall bind and benefit the successors and assigns of Lender and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Lender in each instance. Lender in its sole discretion may sell or assign participations or other interests in the Notes and this Guaranty, in whole or in part, all without notice to or the consent of Guarantor and without affecting Guarantor's obligations under this Guaranty, provided that the assignment or transfer of the Notes shall be in compliance with and subject to the terms and conditions of the Loan Purchase Agreement. Also without notice to or the consent of Guarantor, Lender may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Notes and this Guaranty.

         13. Notices. Any notice or other communication given hereunder shall be in writing and shall be sent by certified mail, postage prepaid, overnight courier or personally delivered or telecopied to Guarantor at the address set forth on the signature pages hereto.

         14. Rules of Construction. In this Guaranty, the word "Obligor" includes both the named Obligor and any other person who at any time assumes or otherwise becomes primarily liable for


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all or any part of the obligations of the named Obligor on the Notes. The word
"person'' includes any individual, company, trust or other legal entity of any kind. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. Each reference to a Note shall be the Note held by the applicable Lender. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

         15. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California.

         16. Costs and Expenses. If any lawsuit, reference or arbitration is commenced which arises out of, or which relates to this Guaranty or any of the other Loan Documents, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of Lender's costs and expenses, including attorneys' fees (including allocated costs for services of Lender's in-house counsel) which may be incurred in any effort to collect or enforce the Notes or any part of it or any term of this Guaranty. From the time(s) incurred until paid in full to each Lender, all sums shall bear interest at the rate set forth in Section 2.02(c) of the Loan Agreement.

         17. Consideration. Guarantor acknowledges that it expects to benefit from the Loans to Obligor, and that it is executing this Guaranty in consideration of that anticipated benefit.

         18. Integration; Modifications. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty; (b) supersedes all oral negotiations and prior writings with respect to its subject matter; and
(c) is intended by Guarantor and Lender as the final expression of the agreement with respect to the terms and condition set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor and Lenders. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by Lenders and Guarantor.

         19. Miscellaneous. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantor.

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         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                       UGLY DUCKLING CORPORATION, a
                                       Delaware corporation


                                       By:   /s/ Steven P. Johnson
                                       Name:     Steven P. Johnson
                                       Title:    SR VP & Secretary

                                       Address for Notices:

                                       2525 East Camelback Road, Suite 1150
                                       Phoenix, Arizona 85016
                                       Attn:    Steven P. Johnson, Esq.


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